UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025

PANTAGES CAPITAL ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42425	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

221 W 9th St #859

Wilmington, DE 19801

(Address of principal executive offices)

302-235-3848

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-fifth of one Class A ordinary share	PGACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PGAC	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fifth of one Class A ordinary share	PGACR	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 19, 2025, Pantages Capital Acquisition Corporation, a publicly traded special purpose acquisition company (NASDAQ: PGAC) (“Pantages”), and MacMines Austasia Pty Ltd., a geological exploration and mining company (“MacMines”), issued a press release announcing that they have entered into a definitive business combination agreement (the “Merger Agreement”) with newly formed entities HORIZON MINING LIMITED (“Horizon Mining”), HORIZON MERGER 1 LIMITED (“Merger Sub”), and Horizon Mining SPV Pty Ltd (“Target”).

A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Current Report on Form 8-K by reference. The press release and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination among Pantages, MacMines, Horizon Mining, Merger Sub, Target, and Jincheng Yao, an individual, in his capacity as Seller Representative under the Merger Agreement. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transactions contemplated by the Merger Agreement, Horizon Mining will file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of Pantages and a registration statement/preliminary prospectus of Horizon Mining, and after the Registration Statement is declared effective, Pantages will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date to be established for voting on the proposed transactions in connection with its solicitation of proxies for the vote by its shareholders in connection with the proposed transactions and the other matters as will be described in such proxy statement. Pantages and Horizon Mining will also file other documents regarding the proposed transactions with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF PANTAGES ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Pantages through the website maintained by the SEC at www.sec.gov. The documents filed by Pantages with the SEC also may be obtained free of charge upon written request to Pantages Capital Acquisition Corporation, 221 W 9th St #859 Wilmington, DE 19801.

Participants in Solicitation

Pantages, MacMines, Horizon Mining, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pantages shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Pantages’ shareholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus included in the Registration Statement. You can find more information about Pantages’ directors and executive officers in Pantages’ final prospectus related to its initial public offering dated December 5, 2024, and subsequent SEC reports. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

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Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions among Pantages, MacMines, Horizon Mining, Merger Sub, Target, and Seller Representative. Forward-looking statements include information concerning the parties’ possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the proposed transactions will generate returns for shareholders. These forward-looking statements are based on the parties’ management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed transactions; (b) the outcome of any legal proceedings that may be instituted against the parties, or others following the announcement of the proposed transactions and any definitive agreements with respect thereto; (c) the inability to complete the proposed transactions due to the failure to obtain the approval of the shareholders of Pantages or MacMines or to satisfy other conditions to closing, including the receipt of certain governmental and regulatory approvals; (d) changes to the proposed structure of the proposed transactions that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transactions; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the proposed transactions; (f) the risk that the proposed transactions disrupts current plans and operations of the parties or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the effect of the announcement or pendency of the transaction on the parties’ business relationships, operating results, and business generally; (h) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of Horizon Mining to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the proposed transactions; (j) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in unforeseen delays in the timing of the proposed transactions; (k) the possibility that the parties may be adversely affected by other economic, business, and/or competitive factors; and (l) other risks and uncertainties indicated from time to time in Pantages’ final prospectus related to its initial public offering dated December 5, 2024, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Pantages. Copies are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by Pantages or Horizon Mining from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the parties assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. No party gives any assurance that either Horizon Mining, Pantages, or MacMines, will achieve its expectations.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering in any jurisdiction.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated November 19, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pantages Capital Acquisition Corporation

/s/ William W. Snyder
	Name:	William W. Snyder
	Title:	Chief Executive Officer
Date: November 19, 2025

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